UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 12, 2024

CANOO INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-38824 (Commission File Number)	82-1476189 (I.R.S. Employer Identification Number)

19951 Mariner Avenue Torrance, California	90503
(Address of principal executive offices)	(Zip Code)

(424) 271-2144

(Registrant’s telephone number,
including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GOEV	The Nasdaq Capital Market

Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $264.50 per share	GOEVW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Eighth Supplemental Agreement

On July 20, 2022, Canoo Inc. (the “Company”) entered into a Pre-Paid Advance Agreement (as amended and supplemented from time to time, the “PPA”) with YA II PN, Ltd. (“Yorkville”). In accordance with the terms of the PPA, the Company may request advances of up to $50,000,000 in cash (the “Maximum Advance Amount”) from Yorkville (or such greater amount that the parties may mutually agree).

On March 12, 2024 (the “Effective Date”), the Company entered into an eighth Supplemental Agreement (the “Eighth Supplemental Agreement”) with Yorkville to the PPA. Pursuant to the Eighth Supplemental Agreement, Yorkville agreed to advance $62,032,000 to the Company (the “Eighth Supplemental Advance”) and waive certain terms (including waiver of the Maximum Advance Amount) and conditions set forth in the PPA with respect to such Supplemental Advance.

The Eighth Supplemental Agreement provides that with respect to the Eighth Supplemental Advance, the Purchase Price (as such term is used in the PPA) will be equal to $2.30 per share.

As of the Effective Date, $32,000,000 in principal amount and $47,123 of accrued and unpaid interest remained outstanding under all prior pre-paid advances pursuant to the PPA (such amounts, collectively, the “Outstanding Pre-Paid Advances Amount”). Pursuant to the Eighth Supplemental Agreement, the Company used a portion of the proceeds from the Eighth Supplemental Advance to repay all of the Outstanding Pre-Paid Advances Amount plus the Redemption Premium (as such term is used in the PPA) applicable to such repayment. After giving effect to the commitment fee, legal diligence fee and the purchase price discount provided for in the PPA, as well as the repayment of the Outstanding Pre-Paid Advances Amount and the applicable Redemption Premium, net proceeds of the Eighth Supplemental Advance to the Company will be $15,000,000.

The foregoing description of the Eighth Supplemental Agreement is qualified in its entirety by reference to the Eighth Supplemental Agreement, which is filed hereto as Exhibit 10.1 and which is incorporated herein by reference.

Warrant Cancellation and Exchange Agreement

On the Effective Date, the Company and Yorkville entered into a Warrant Cancellation and Exchange Agreement (the “WC&E Agreement”). Pursuant to the WC&E Agreement, on the Effective Date, Yorkville surrendered to the Company and the Company cancelled the outstanding warrants issued pursuant to the Warrant Cancellation and Exchange Agreement, dated January 31, 2024, between the Company and Yorkville (collectively, the “Outstanding Warrants”), which Outstanding Warrants represented the right to purchase an aggregate of 10,351,032 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), and in exchange, the Company issued to Yorkville (i) a warrant to purchase 10,351,032 shares of Common Stock at an exercise price of $1.37, exercisable beginning on September 12, 2024 and with an expiration date of March 13, 2029 (the “First Warrant”) and (ii) a warrant to purchase 10,948,905 shares of Common Stock at an exercise price of $1.37, exercisable beginning on September 12, 2024 and with an expiration date of March 13, 2029 (the “Second Warrant” and together with the First Warrant, collectively, the “New Warrants”). The New Warrants include customary adjustment provisions for stock splits, combinations and similar events.

The foregoing descriptions of the WC&E Agreement and the New Warrants do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, which are filed hereto as Exhibits 10.2 and 4.1, respectively, and which are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 is incorporated herein by reference. The issuance of the New Warrants is exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). Yorkville represented to the Company that it is an “accredited investor” as defined in Rule 501 of the Securities Act and that the New Warrants are being acquired for investment purposes and not with a view to, or for sale in connection with, any distribution thereof.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description
4.1	Form of Warrant (attached as Exhibit A to Exhibit 10.2).
10.1	Supplemental Agreement, dated March 12, 2024, by and between Canoo Inc. and YA II PN, Ltd.
10.2	Warrant Cancellation and Exchange Agreement, dated March 12, 2024, by and between Canoo Inc. and YA II PN, Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This report contains forward-looking statements, and any statements other than statements of historical fact could be deemed to be forward-looking statements. These forward-looking statements include, among other things, statements regarding the amount of shares of common stock the Company may issue to Yorkville pursuant to the Eighth Supplemental Advance, the amount of proceeds to be received by the Company from the sale of shares of common stock and the uses thereof and related matters. These statements are subject to risks and uncertainties, and actual results may differ materially from these statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. The Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2024	CANOO INC.

	By:	/s/ Hector Ruiz
	Name:	Hector Ruiz
	Title:	General Counsel and Corporate Secretary